SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2005

Hubei Pharmaceutical Group, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	0-25553	88-0419476
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

410 Park Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (604) 881-2899

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 15, 2004, we filed an Information Statement on Schedule 14C reporting that our Articles of Incorporation were being amended to change our name from Hubei Pharmaceutical Group, Ltd. to Amersin Life Sciences Corporation. The effective date of the amendment was January 6, 2005, the date the certificate of amendment was filed with the Secretary of State of the State of Nevada.

Upon effectiveness of the amendment, Article 1 of the Company’s Articles of Incorporation was amended to read in its entirety as follows:

NAME OF CORPORATION: Amersin Life Sciences Corporation.

Item 8.01	Other Events

On January 14th, 2005 the company issued a press release announcing completion of the name change from Hubei Pharmaceutical Group Ltd. to Amersin Life Sciences Corporation as well as a change in trading symbol from HBEI to AMLS and a change in CUSIP number from 44352P106 to 03075R104. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubei Pharmaceutical Group, Ltd.
(Registrant)

Date: January 13, 2004	By:	/s/ H. Y. (Reid) Li
H. Y. (Reid) Li
President and Chief Executive Officer

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